UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22461

Morgan Creek Global Equity Long/Short Institutional Fund

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC27517

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Mark Vannoy, Treasurer
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code: (919) 933-4004

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Report to Stockholders.

MORGAN CREEK
CAPITAL MANAGEMENT

ALTERNATIVE THINKING ABOUT INVESTMENTS

ANNUAL REPORT TO SHAREHOLDERS

FOR THE YEAR ENDED MARCH 31, 2016

MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND

Morgan Creek Global Equity Long/Short Institutional Fund (A Delaware Statutory Trust)
Financial Statements with
Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2016

Contents

Letter to Investors	1
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Statement of Assets and Liabilities	9
Schedule of Investments	10
Statement of Operations	15
Statement of Changes in Net Assets	16
Statement of Cash Flows	18
Notes to Financial Statements	20
Board of Trustees (Unaudited)	33
Fund Management (Unaudited)	34
Other Information (Unaudited)	35
Approval of Investment Management Agreement (Unaudited)	36
Privacy Notice	38

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors

The Morgan Creek Global Equity Long/Short Institutional Fund (“MCGELSIF” or “the Fund”) seeks to generate attractive long-term returns with lower volatility and correlation relative to traditional equity benchmarks. The Fund utilizes a hybrid structure that combines opportunistic allocations, to what we believe to be top-tier investment firms drawn from Morgan Creek’s extensive global network of relationships, and a direct investment portfolio (“Morgan Creek Direct1” or “MCD”), which is concentrated in the best ideas drawn from the overall strategy. We believe this combination of external managers and internal management provides a significant edge in being able to tactically adjust the portfolio to take advantage of investment opportunities and manage risk. The investment process begins with Morgan Creek choosing a cohort of external managers to express our top investment themes, which currently include: Wealth Transfer to Developing Markets, Growth of the Emerging Markets Consumer, Energy & Natural Resources, Demographics & Healthcare and Abenomics – Japanese Reflation. Long/Short Technology is a secondary theme in the portfolio and we are currently reevaluating the Abenomics – Japanese Reflation theme (more on this later). Once we have established the core manager portfolio to reflect our asset allocation views, we create our direct investment portfolio by implementing our proprietary process that selects the highest conviction investment ideas from the underlying managers.

For the fiscal year ended March 31, 2016, the Fund generated a negative net return of (14.2%)2 compared to (3.5%) for the MSCI World Index3 and (7.2%)4 for the HFRX Equity Hedge Index5. The following sections provide more insight into the four quarters consisting of the Fund’s fiscal year, starting with the second calendar quarter of 2015 and ending with the first calendar quarter of 2016. We will spend a bit more time on the more recent period since the 2015 Semi-Annual Report went into detail about the first six months of our fiscal year. In short, strong performance in 2Q15 gave way to poor performance relative to the broader equity markets from July 2015 through March 2016. We are disappointed by the recent performance, particularly in light of our efforts to reduce net exposure throughout the year in preparation for what we thought would be an increasingly turbulent time in world equity markets. While a more turbulent market defined the year and continues as of this writing, the Fund and its managers have not managed the associated volatility in line with our expectations thus far. Despite the underperformance over the trailing nine months for the Fund and for the long/short fund universe at large, we remain unconvinced by the recent rally off the February lows in equity markets and continue to believe investors should remain hedged in long/short equity strategies as we enter what we are calling 2000 2.0 (more on this topic below and by following @MarkYusko on Twitter and searching #2000.2.0).

[1]

Morgan Creek Direct consists of “Morgan Creek Direct Top 20,” “Morgan Creek Direct Qualitative Top 5”, the Fund’s direct private co-investments and “Morgan Creek Tactical”. “Morgan Creek Direct Top 20” is a basket of 20 equally-weighted equities and reflects the top long positions in the underlying portfolios of the current managers in the Morgan Creek Global Equity Long Short Institutional Fund. The basket is constructed using regulatory filings and manager-provided transparency reports on a quarterly basis and rebalanced every six weeks. “Morgan Creek Direct Qualitative Top 5” is a basket of long or short equities sourced from the underlying portfolios of the current managers in the Morgan Creek Global Equity Long Short Institutional Fund. The basket comprises no more than five, 1% long or short positions. “Morgan Creek Tactical” includes ETFs and other passive instruments.

[2]	Performance data quoted represents past results and does not guarantee future results.

[3]	MSCI World Index is a broad-based securities index that is considered representative of the global stock markets in general.

[4]

The index information is included merely to show the general trends in certain markets in the periods indicated and is not intended to imply that the portfolio of any fund managed by Morgan Creek Capital Management, LLC was similar to the indices in composition or element of risk. The indices are unmanaged, not investable, have no expenses and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for a particular portfolio and the index does not necessarily reflect the actual investment strategy of the portfolio.

[5]	HFRX Index is a benchmark designed to reflect hedge fund industry performance of constituent funds, as reported by the hedge fund managers listed within the HFR Database.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

Second Quarter 2015

The Fund outperformed the MSCI World Index in 2Q15, gaining +4.0%6 vs. +0.3%. After an outstanding month in March 2015 (MCGELSIF +2.9% vs. MSCI World -1.6%), the Fund got off to a slow start to the quarter in April, which proved to be a challenging month for equity long/short strategies and perhaps a sign of the more difficult period to come for long/short equity in the coming quarters. According to data from Morgan Stanley7, April 2015 was the second worst month of long/short spread (performance of longs minus shorts) dating back to 2010. The Fund and equity long/short in general rebounded from the challenging market environment in April, however, with strong gains in May, as in an almost complete reversal, managers generated their highest month of spread dating back 2010. The Fund capped off the quarter with another strong result in June, returning +0.8% compared to the MSCI World’s (2.3%) loss.

At the sub-strategy level8, Asia was the largest contributor to performance during the quarter and the Fund’s only China long/short manager took advantage of the volatility in that market to end the quarter with solid gains. Japan also chipped in, with each of the Fund’s Japan managers gaining around 4%. Not everything worked in the sub-strategy, however, as the addition of New Horizon, an India focused manager, to give the portfolio direct exposure to India proved early and the manager fell mid-single digits. We continue to like the market backdrop in India and gradually added to the position in New Horizon over the trailing year on weakness.

The short side of the portfolio, most notably in June, showed signs of life in the second quarter after being a persistent headwind to managers the last few years. At the portfolio level, we took advantage of the market decline in June to remove the tactical hedges in the portfolio at solid gains for the month and added the proceeds to Horseman Global, which is currently running net-short. We would much rather have exposure to an alpha than beta short and Horseman continues to demonstrate its value add in this respect.

Third Quarter 2015

Despite outperforming the MSCI Word’s (8.5%) decline, the Fund’s absolute performance of (7.1%) during 3Q15 was disappointing. The Fund held up well during the volatile summer months from June to August, but was unable to avoid losses in September, particularly during the latter half of the month. In spite of the Fed’s September 17th decision not to raise rates and dovish remarks from Chair Yellen, equity markets turned over hard following the announcement. Investors took the news as a sign the Fed was much more worried about a slowdown in international markets, particularly in China, which Chair Yellen even referenced specifically. It is highly unusual for the Fed Chair to comment on international markets, let alone an individual country directly. This spooked investors, as markets normally would have responded favorably to the delay in raising interest rates. Selling pressure grew quickly thereafter and we believe culminated within hedge funds on September 28th when equity long/short managers had their fifth worst single day in nearly six years – the average manager lost (1.3%) according to data from Morgan Stanley.

The Fund benefited from a number of short positions during the quarter9. Short winners at the manager level included an Australian LNG business, a Singapore based commodity trading company, a similarly situated commodity trading company in Europe, a copper producer in Canada and a Natural Gas E&P company in the U.S. The positive attribution from these positions does not show up directly in MCGELSIF’s Energy & Natural Resources allocation,

[6]	Please refer to Note 10 in the Notes to Financial Statements for a full record of the Fund’s performance.

[7]	Morgan Stanley data is from a newsletter published by the Morgan Stanley Prime Brokerage Strategic Content Group..

[8]	The Fund is actively managed, so holdings, sector and strategy weightings and other portfolio characteristics may have changed since the date shown.

[9]

The Fund’s portfolio holdings and techniques are subject to change at any time. It should not be assumed that past investment selection is necessarily reflective of future investment selection or performance.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

which had a difficult quarter, because these positions were sizeable shorts in some of our more opportunistic managers’ short books within the Global Long/Short and Asia sub-strategies. Global Long/Short, as a result, provided a much needed counterbalance to the rest of the portfolio, returning +2.0%. Similarly, despite the overall Asia sub-strategy declining (6.9%), one of the managers within this allocation was roughly flat for the quarter, as losses on the long side were almost fully offset by significant gains on the short side from a handful of winners in commodity companies across Asia.

Unfortunately, Healthcare was anything but defensive during the third quarter, as the S&P Healthcare Index, an unmanaged index of the typically defensive sector, fell more than the market. This is a trend that we failed to see and has picked up in intensity during the first quarter. We believe the sharp selloff in the sector was triggered by a tweet from Presidential hopeful Hillary Clinton over drug pricing in response to Turing Pharmaceuticals announcing it would raise the price on Daraprim, a drug that has been on the market for more than 50 years, by 5,000%. The negative attention this decision received hit all therapeutics sub-sectors hard, and in particular specialty pharma platform companies, such as Horizon Pharm (ticker: HZNP), Valeant Pharmaceuticals (ticker: VRX) and Allergan (ticker: AGN), to which the Fund has had meaningful exposure.

Fourth Quarter 2015

We actively worked to emphasize alpha opportunities in the portfolio and to deemphasize beta participation in 2015, which resulted in the Fund’s net exposure falling from the high end of the 40% to 60% target range to the low end by year-end. The more modest net exposure positioning resulted in some underperformance during the fourth quarter as MCGELSIF gained only +0.8% versus +5.5% for the MSCI World. Anything commodity-related, or with leverage, performed poorly in Q4. The only thing worse was anything with both and, unfortunately, we had some such holdings within the Energy & Natural Resources allocation to the MLP sector. Technology Long/Short, on the other hand, had a strong quarter, with the sub-strategy returning 11.6% on the back of solid performance from both of the Fund’s managers in the space. The S&P Technology sector easily outpaced gains for the broader market, rising +9.2% during 4Q15, after solid earnings from many of the sector bellwethers. The Fund benefited from these earnings as companies like Alphabet (formerly Google), Amazon.com, Facebook, JD.com, Tencent and Netflix were all sizable aggregate holdings by the managers and core positions in MCD10.

First Quarter 2016

The first quarter of 2016 was a tale of two halves. In the first half, global equities nearly reached bear market territory, with the MSCI World down (11.7%) for the year and (18.9%) from the May 2015 peak through the first nine trading days of February. Then, on February 11th, global equities completely reversed course and regained almost all of the CYTD losses by quarter-end. With the World Index essentially marking time during the entirety of Q1 (finishing down just (0.4%) despite the massive volatility), the index is back where it started the year, with the benchmark approximately (9%) below its May 11, 2015 peak.

We remain unconvinced by the recent recovery rally and would point to negative year-over-year corporate earnings growth in the U.S. and abroad as one of the many reasons to stay hedged. The MSCI World Index saw its constituents’ earnings fall (12.3%) in 2015, while in the U.S., the S&P 500 Index constituent’s earnings fell a more modest, but still negative, (2.0%). The real issue is that Analysts’ beginning of the year estimates for full-year 2016 are already being lowered after just a few short months, so the earnings outlook is anything but robust. Perhaps political, social and economic problems abroad are making a larger impact on the domestic economy than was anticipated, which is one of the reasons Fed Chair Yellen cited back in September and again in mid-March for not raising rates. The character

[10]	It should not be assumed that the securities mentioned within this report are or will remain profitable.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

of the recent rally also looks suspicious to us, as the lowest quality and highest short interest stocks have led the way during the snap back move from the bottom. The latter, for example, surged by an astonishing +27.1% from the February lows through quarter-end based on data from the Russell 1000 Index (remember these are the companies that investors believe are the lowest quality and should fall in value). We think this kind of extraordinary price action is likely more indicative of a massive “short squeeze” than a healthy resumption of the now seven year old Bull Market dating back to March 2009.

Extremely disappointing performance across long/short equity funds in 1Q16 perhaps provides further evidence in this respect. According to data from Morgan Stanley, global stock picking alpha in Q1 reached its lowest level in at least seven years, topping the previous record by over 2X. The data also shows significant negative alpha on the long side in January giving way to equally negative alpha on the short side in February and March. Statistically, this level of negative alpha is a very rare occurrence and to have negative alpha on both the long and the short side in one period is even more uncommon. This data, in addition to anecdotal information gleaned from conversations with managers and other industry participants, suggests that after underperforming in January (and following middling performance in 2015), many long/short managers cut net exposures aggressively in reaction to the accelerating market downturn to start the year. The first few weeks of January witnessed the worst ever selloff to start a year for many markets, with the S&P 500 down (8%) and the NASDAQ Index off (10.4%) after just 10 trading days (it was, in fact, the worst five day start for the S&P 500 in history). The sharp declines led to intense selling pressure on the long side in January and early February as hedge fund long positions underperformed the market. This selling led to declining overall portfolio net exposures, but the real problem was that shorts, after going down less than the market through February 11th, began rising more than market when equities reversed course, causing net exposure to fall even more because shorts grow as they move against you. This negative feedback loop was self-reinforcing and left many managers/platforms dramatically underexposed to market risk when the Fed (at the mid-March meeting) cut its estimate of future rate hikes this year from four to two. To put it bluntly, managers got whipsawed.

MCGELSIF was hurt by this series of events and generated a disappointing (11.9%) loss for the quarter. After outperforming the MSCI World for five straight quarters, 1Q16 represented the second consecutive quarter of underperformance for the Fund. Before digging deeper into Q1, we would like to remind investors of the strategy’s longer-term results. Dating back to the implementation of the Hybrid Model in April 2013 (including the disappointing recent performance) the Fund has generated returns equivalent to the MSCI World Index (+6.8% vs. +6.8%) and has delivered that performance with less volatility (9.9% vs. 11.9%) and low correlation (0.61). Moreover, this performance (since April 2013) compares to an annualized return for the HFRX Equity Hedge Index of merely +0.5%. We are by no means resting on past laurels, and are working hard to get performance back on track, but we would encourage all investors (as we do with our managers) to focus on consistency of investment process and long-term results over short-term outcomes (good or bad). The first quarter selling pressure cited above led to significant unwinding across the long/short industry, but the Fund’s managers, for the most part, have been able to stick with their higher conviction positions (based on information gathered during recent meetings and conversations). We believe that maintaining discipline will help them bounce back more quickly than the rest of the industry once these technical pressures subside and fundamentals reassert themselves.

Losses during the quarter were spread across virtually every theme and manager, with the steepest coming from Healthcare and one name in particular, Valeant Pharmaceuticals (ticker: VRX). Our managers’ assessment of risk in VRX was clearly (with the benefit of hindsight) incorrect and the risks of this individual position were not adequately managed at the portfolio level. Three of our managers had exposure to VRX; one as a large, longer-term position (~10%), one as a medium, longer-term position (~5%) and another as a medium-large, short-

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

term position (~7.5%) where they bought the stock after it had already fallen significantly in 4Q15. In all three cases, our managers’ belief in VRX management’s ability to turn around a situation rapidly spiraling out of control was misguided and cost the overall portfolio approximately 160 bps of performance during the quarter. We also owned the name in the Morgan Creek Direct Top 20 portfolio given it was a high conviction position across three managers. VRX is a particularly difficult loss because we attempted to debate the risks of the position as it developed last year, but our managers maintained high levels of conviction despite increasing evidence to the contrary. We don’t endeavor to routinely second-guess the underlying managers at the stock specific level, but we have learned that when managers spend a disproportionate amount of time defending any single position, it can pay to reduce or eliminate that position. At various points in time, as the stock lost more and more value, our managers continuously re-underwrote their thesis and decided to stick with the investment (fortunately, just sticking with it versus adding to it). One of the three managers, which boasts a 16+ year track record and 60% historical hit rate on its investments, pointed out during their annual meeting that their statistical odds of re-underwriting the same position three times, deciding to stick with it, only to be wrong three separate times is only 6.4% (0.4 x 0.4 x 0.4). While certainly an outlier in this respect, reflecting on painful experiences like VRX allows all of us (MCCM and our manager partners) to make improvements to our process in hopes of reducing the frequency and impact of these types of situations.

Asia was also a large detractor for the quarter, with losses in the region led by the Fund’s exposure to Japan. The MSCI Japan Index fell (6.4%) in USD terms, but (12.5%) in local currency terms, as the Yen appreciated by more than 6% vs. the US Dollar. After finishing the year above 120, USD/JPY ended the quarter at 112 and has since fallen below 110. There are many potential reasons for the sharp rise in the Yen including: 1) the global risk-off move in markets leading to an unwinding of carry trades funded in Yen, 2) inflation expectations falling in Japan relative to the US, making Japanese real rates look more attractive, 3) the ill-timed implementation of the Bank of Japan’s Negative Interest Rate Policy (NIRP) at the end of January and 4) a reversal of fund flows back into Japan from institutions to stem the tide of rapidly accruing losses in foreign-currency denominated assets. This is only a partial list, as many factors influence exchange rates, but it appears the extremely poor communication surrounding the implementation of NIRP had the largest impact. After declining sharply in value approaching (and immediately following) the announcement, the Yen abruptly rallied from 121 to 112 to the Dollar. After stabilizing for about a month, the Yen has now risen further in response to the BOJ again disappointing markets by taking no action to increase QQE at its late April meeting. Japanese Reflation (aka Abenomics) is at a critical stage and the market is openly questioning the limits and efficacy of the monetary policy arrow. The other two arrows of Abenomics, fiscal policy and structural reform, have also fallen short of initial expectations and the economy is teetering on the brink of recession. With Prime Minister Abe’s approval rating falling and the Diet’s (upper) House of Councillors elections in July looming, we began to move to a more neutral positioning within this theme at the beginning of February. In our view, a weaker Yen is the key to the Japanese Reflation theme and something we currently have much less confidence in given recent developments.

Looking at other parts of Asia, while equity markets in Japan remain solidly above levels from when PM Abe came into office in November 2012 (suggesting the risk of more downside if Abenomics fails), in India, at the February lows, markets had nearly retraced all of their gains from when PM Modi came into power in May 2014 on similar promises of economic reform. Modi’s government (like Abe’s) has been met with its fair share of successes and setbacks, but, in our opinion, Modi (unlike Abe) is not getting as much credit as he deserves for some of the structural reforms now set in motion. The government’s biometrics-backed ID system, for example, has extensive implications for the banking system and corruption reduction. The system attempts to assign every citizen a unique 12-digit number associated with their unique iris, fingerprint or facial features. As of early April, the program had reached its milestone of registering 1 billion people, or more than 80% of India’s

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

population. Implementation of the ID Program requires people to open new banks accounts in order to receive fuel subsidies, which is introducing large numbers to the formal banking sector for the first time (PricewaterhouseCoopers estimates that more than 233 million Indians have never been to a bank). The new program is also cracking down on corruption, as the middleman in delivering subsidies is being cut out. One of our managers estimates this is already saving the government over $1B per year in payments that had been previously lost to corruption. The system has far-reaching potential across numerous industries. For example, as more people open bank accounts and gain familiarity with financial services and products, India’s staggeringly low credit penetration rates should increase. According to the Reserve Bank of India, there are only 23 million credit cards in the entire country, even though India has the world’s second-largest population. New Horizon Opportunity Fund, the Fund’s dedicated India manager, has a large overweight to Financials across a concentrated number of companies expected to benefit from increases in consumer credit penetration. As mentioned earlier, we have used weakness in markets to add to the Fund’s investment with this manager.

Returning now to the earlier point of focusing on long-term process over short-term outcomes, we would like to first reiterate our disappointment in recent performance, particularly in light of our more cautious outlook and proactive reduction in overall net exposure during 2H15. Despite our best efforts to put the portfolio in a defensive posture entering the year, these portfolio changes have clearly not resulted in the desired outcome of lower relative volatility in the portfolio thus far in 2016. We do not think the recent move higher in markets is an indication that the coast is clear, and we are resisting the temptation to chase it higher. We have instead used these recent moves higher to increase our hedges (as reflected in the Fund’s conservative net exposure of approximately 30%) as we believe that the actual beta of the manager portfolios is perhaps higher than has historically been the case. Bear markets typically have three stages; 1) sharp down, 2) reflexive rebound and 3) a drawn-out fundamental downtrend. We believe that we are most likely on the edge of entering the third stage, and, as we recommended last quarter, we would even more strongly recommend rotating out of long-only equity strategies and into long/short strategies like MCGELSIF. While we appreciate that the first quarter’s performance does not inspire overwhelming confidence in long/short strategies, we saw this type of discontinuity in late 1999 and early 2000 (when many hedge funds, like Tiger Management, were shut down right before the 2000 to 2002 bear market). We are optimistic that the relative performance of the Fund will improve in the coming quarters/years if our market view that we are about to enter #2000.2.0 is correct.

We have been through difficult stretches like this in the past and have partnered with our managers to overcome these challenging periods. Our manager selection process focuses on People, Process and Philosophy. We believe that Performance derives from the other 3 Ps. Deterioration in the latter (Performance) tends to be a symptom of a fundamental change in the former (People, Process, Philosophy) and our monitoring process, therefore, is focused on building long-term relationships so that we can identify notable changes in these areas if/when they occur. Importantly, we do not believe short-term underperformance, in isolation, is a sufficient reason to redeem from a manager. Perhaps counter intuitively, the exact opposite guides our investment process; we tend to add capital to managers with great long-term track records who have just experienced difficult periods. Encouragingly, despite a surprisingly difficult period of short-term performance, we have not detected any significant fundamental changes in People, Process or Philosophy across our core group of managers. One of our favorite Tiger Cubs, for example, following two years of poor performance in late 2008 and 2009 (with negative relative performance similar in magnitude to today) roared (pun intended) back with truly outstanding performance in 2010, 2011 and 2012 which more than made up for the poor relative period and more than doubled the equity market return over the entire period. We firmly believe that the managers within the portfolio are some of the most talented long/short equity managers in the business, and are optimistic that their historically successful people process and philosophies remain in place. In addition,

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

our managers’ concentrated portfolios, in-depth research and long duration capital bases, we believe should allow them to take advantage of the market’s increasingly short-term focus in the current environment. We have long maintained that the optimal time to invest in a Manager/Fund with strong track records is right after a difficult short-term period. We believe so strongly in this discipline that we invested all of the Morgan Creek 2015 Deferred Compensation Program monies into this strategy on April 1st (roughly 60% of the bonus awards made to the team this year). We prefer managers that “eat their own cooking,” as well as those that follow their own advice, and we apply the same standard to MCCM. As the legendary Morgan Stanley Strategist Barton Biggs frequently said, “Now is always the hardest time to buy.” We strongly recommend taking advantage of the Fund’s current drawdown to add to or begin your investment.

Regards, Mark W. Yusko Chief Executive Officer & Chief Investment Officer

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Morgan Creek Global Equity Long/Short Institutional Fund

We have audited the accompanying statement of assets and liabilities of Morgan Creek Global Equity Long/Short Institutional Fund (“the Fund”), including the schedule of investments, as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in portfolio funds and securities owned as of March 31, 2016, by correspondence with the portfolio funds’ investment managers and the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Creek Global Equity Long/Short Institutional Fund at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Charlotte, North Carolina
May 26, 2016

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Assets and Liabilities
March 31, 2016 (in U.S. dollars)

Assets
Investments in Portfolio Funds, at fair value (cost of $87,718,995)	$95,194,676
Investments in Securities (cost of $17,559,883)	17,614,788
Cash and cash equivalents	2,589,200
Subscriptions to Portfolio Funds made in advance	3,500,000
Due from Portfolio Funds	1,909,004
Receivable for securities sold	616,957
Prepaid assets	22,785
Due from Advisor	9,250
Total assets	$121,456,660

Liabilities
Securities sold short (proceeds of $1,188,593)	$1,244,880
Payable for securities purchased	1,780,115
Redemptions payable	808,590
Management fees payable	222,985
Subscriptions received in advance	200,000
Accrued expenses and other liabilities	192,628
Loan payable	66,075
Accrued interest payable	74
Total liabilities	4,515,347

Net assets	$116,941,313

Components of net assets:
Net capital	$130,881,150
Accumulated net investment loss	(20,133,010)
Accumulated net realized loss from investments	(1,281,126)
Net unrealized appreciation on investments	7,474,299
Net assets	$116,941,313

Net asset value per Share:
114,841.76 Shares issued and outstanding, par value $0.01 per share, unlimited Shares authorized	$1,018.28

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	9

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments
March 31, 2016 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity[1,2]	Next Available Redemption Date[3]
Investments in Portfolio Funds
Asia
Horseman Japan Fund Ltd.
16,090 shares	$1,000,000	$965,406	0.83%	Cayman Islands	Monthly	5/31/2016
Indus Japan Fund, Ltd.
5,051 shares – Class A	5,000,000	5,057,868	4.33	Cayman Islands	Quarterly	6/30/2016
New Horizon Opportunities Fund
20,000 shares – Class B	2,000,000	1,683,143	1.44	Mauritius	Annually	3/31/2017
Private Investors III, LLC
1,510 shares	1,511,008	1,722,795	1.47	United States	0-5 Years	N/A
SR Global Fund Inc. – Japan Portfolio
26,472 shares – Class H	3,578,430	3,441,644	2.94	Cayman Islands	Monthly	4/30/2016
Teng Yue Partners Offshore Fund, L.P.
6,856 shares	10,250,000	12,872,834	11.01	Cayman Islands	Quarterly	6/30/2016
Tybourne Equity (Offshore) Fund
6,214 shares – Series A	6,213,800	6,960,565	5.95	Cayman Islands	Quarterly	6/30/2016
Total Asia	29,553,238	32,704,255	27.97

Energy & Natural Resources
Marianas Fund Ltd.
5,276 shares – Class A	6,000,000	5,831,924	4.99	Cayman Islands	Quarterly	6/30/2016
Whetstone Capital Offshore Fund, Ltd.
4,000 shares	4,000,000	1,936,062	1.65	Cayman Islands	Quarterly	6/30/2016
Total Energy & Natural Resources	10,000,000	7,767,986	6.64

Global Long/Short
Falcon Edge Global Ltd.
39 shares – Class A	39,042	44,270	0.04	Cayman Islands	Quarterly	6/30/2016
Falcon Edge Global Ltd.
1,651 shares – Class B	1,911,381	1,645,205	1.41	Cayman Islands	Quarterly	6/30/2016
Falcon Edge Global Ltd.
417 shares – Class C	418,339	687,857	0.59	Cayman Islands	Quarterly	6/30/2016
Glade Brook Private Investors VII, LLC
1,108 shares	1,108,058	1,096,114	0.94	United States	0-5 Years	N/A
Horseman Global Fund Ltd.
31,422 shares – Class B	7,250,000	8,040,860	6.87	Cayman Islands	Quarterly	6/30/2016

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	10

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2016 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity[1,2]	Next Available Redemption Date[3]
Global Long/Short (continued)
Hound Partners Offshore Fund, Ltd.
11,279 shares – Class A	$11,000,624	$10,561,816	9.03%	Cayman Islands	Quarterly	6/30/2016
Passport Long Short Fund, Ltd.
5,455 shares – Class B	6,150,000	6,279,019	5.37	British Virgin Islands	Monthly	4/30/2016
Viking Global Equities III, Ltd.
3,227 shares – Class L	2,490,334	4,155,090	3.55	Cayman Islands	Annually	7/31/2016
Total Global Long/Short	30,367,778	32,510,231	27.80

Healthcare
Broadfin Healthcare Offshore Fund, Ltd.
3,447 shares – Series A	4,649,285	6,612,999	5.65	Cayman Islands	Quarterly	6/30/2016
Total Healthcare	4,649,285	6,612,999	5.65

Technology
ACM Opportunities, L.P.
1,750 shares – Class E	1,750,000	2,239,913	1.92	United States	0-5 Years	N/A
Light Street Xenon, Ltd.
4,220 shares – Class A	5,250,000	5,677,630	4.86	Cayman Islands	Quarterly	6/30/2016
Tiger Global, Ltd.
8,018 shares – Class C	4,751,312	5,655,660	4.84	Cayman Islands	Monthly	4/30/2016
Tiger Global, Ltd.
6,025 shares – Class E	1,397,382	2,026,002	1.72	Cayman Islands	Monthly	4/30/2016
Total Technology	13,148,694	15,599,205	13.34

Total Investments in Portfolio Funds	$87,718,995	$95,194,676	81.40%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	11

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2016 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile
Investments in Securities
Common Stocks
Global Opportunistic
Alphabet Inc. - Class A*
828 shares	$512,926	$631,681	0.54%	United States
Altice NV*
41,035 shares	631,566	747,206	0.64	Netherlands
Amazon.com, Inc.*
1,139 shares	596,308	676,156	0.58	United States
Apple Inc.
6,134 shares	590,031	668,545	0.57	United States
Carter’s, Inc.
6,715 shares	588,866	707,627	0.61	United States
Charter Communication, Inc.*
3,455 shares	550,854	699,396	0.60	United States
Comcast Corporation – Class A
10,311 shares	589,260	629,796	0.54	United States
Facebook, Inc. – Class A*
5,775 shares	567,460	658,928	0.56	United States
Fleetcor Technologies, Inc.*
4,672 shares	582,377	694,960	0.59	United States
Heron Therapeutics, Inc.*
38,487 shares	906,301	730,868	0.62	United States
Horizon Pharma, PLC*
33,188 shares	549,544	549,925	0.47	United States
Impax Laboratories Inc.*
19,731 shares	632,769	631,787	0.54	United States
JD.com*
23,687 shares	691,837	627,706	0.54	United States
Microsoft Corporation
11,319 shares	588,448	625,148	0.53	United States
Netflix.com, Inc.*
6,598 shares	723,741	674,514	0.58	United States
The Priceline Group Inc.*
475 shares	599,296	612,256	0.52	United States

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	12

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2016 (in U.S. dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile
Common Stocks (continued)
Progenics Pharmaceuticals, Inc.*
136,161 shares	$589,223	$593,662	0.51%	United States
Sony Corp ADR*
26,864 shares	594,149	690,941	0.59	United States
Spirit AeroSystems Holdings, Inc. – Class A*
13,362 shares	602,554	606,100	0.52	United States
Tencent Holdings Limited
32,620 shares	612,968	666,753	0.57	United States
United Continental Holdings, Inc.*
19,825 shares	1,190,892	1,186,725	1.02	United States
Vipshop Holdings Limited*
48,822 shares	854,801	628,827	0.54	United States
Williams Companies, Inc.
38,063 shares	582,189	611,672	0.52	United States
Total Common Stocks	14,928,360	15,551,179	13.30

Exchange Traded Funds
Global Opportunistic
ProShares UltraPro Short S&P 500*
34,684 shares	1,256,254	1,005,489	0.86	United States
ProShares UltraPro Short QQQ*
54,490 shares	1,260,032	1,007,520	0.86	United States
Total Exchange Traded Funds	2,516,286	2,013,009	1.72

Purchased Options
Global Opportunistic
Valeant Pharmaceuticals International, Inc.*
440 contracts, $47.50 call strike price, June 2016	115,237	50,600	0.04	United States
Total Purchased Options	115,237	50,600	0.04

Total Investments in Securities	$17,559,883	$17,614,788	15.06%

Total Investments	$105,278,878	$112,809,464	96.46%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	13

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2016 (in U.S. dollars)

Investments	Proceeds	Fair Value	Percent of Net Assets	Domicile
Securities Sold Short
Common Stocks
Global Opportunistic
Under Armour, Inc. – Class A*
14,675 shares	$(1,188,593)	$(1,244,880)	(1.06)%	United States
Total Common Stocks	(1,188,593)	(1,244,880)	(1.06)

Total Securities Sold Short	$(1,188,593)	$(1,244,880)	(1.06)%
Other Assets, less Liabilities		5,376,729	4.60
Total Net Assets		$116,941,313	100.00%

(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.

(2)	0-5 Years - Portfolio Funds will periodically redeem depending on cash availability.

(3)

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2016 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Portfolio Funds may be subject to fees.

*	Non-income producing security.

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	14

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Operations
For the Year Ended March 31, 2016 (in U.S. dollars)

Investment income
Dividends	$52,880

Expenses
Management fees	1,128,785
Administration fees	287,810
Legal fees	117,607
Audit fees	99,881
Transfer agent fees	71,203
Trustees’ fees	42,000
Insurance fees	41,676
Interest expense	33,521
Consultancy fees	30,000
Interest expense on Securities sold short	29,324
Dividend expense	9,659
Other expenses	152,514
Total expenses before management fee reduction	2,043,980

Repayment of expense reimbursement	339,747
Management fee reduction	(697,932)
Net expenses	1,685,795

Net investment loss	(1,632,915)

Realized and unrealized loss from investments in Portfolio Funds, Securities, and Securities sold short
Net realized gain from investments in Portfolio Funds	1,149,951
Net realized loss from investments in Securities	(1,631,184)
Net realized gain on Securities sold short	475,879
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(14,059,225)
Net change in unrealized appreciation/depreciation on investments in Securities	(2,986,893)
Net change in unrealized appreciation/depreciation on Securities sold short	(51,219)
Net realized and unrealized loss from investments in Portfolio Funds, Securities, and Securities sold short	(17,102,691)

Net decrease in net assets resulting from operations	$(18,735,606)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	15

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets
(in U.S. dollars)

For the Year Ended March 31, 2016

Decrease in net assets resulting from operations:
Net investment loss	$(1,632,915)
Net realized gain from investments in Portfolio Funds	1,149,951
Net realized loss from investments in Securities	(1,631,184)
Net realized gain on Securities sold short	475,879
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(14,059,225)
Net change in unrealized appreciation/depreciation on investments in Securities	(2,986,893)
Net change in unrealized appreciation/depreciation on Securities sold short	(51,219)
Net decrease in net assets resulting from operations	(18,735,606)

Distributions to Shareholders from/in excess of:
Net investment income	(4,515,610)

Capital share transactions:
Subscriptions (representing 34,987.17 Shares)	42,020,900
Redemptions (representing 1,062.61 Shares)	(1,122,711)
Distributions reinvested (representing 3,907.79 Shares)	4,515,610
Net increase in net assets resulting from capital share transactions	45,413,799

Net increase in net assets	22,162,583

Net assets
Beginning of year (representing 77,009.41 Shares)	94,778,730
End of year (representing 114,841.76 Shares)	$116,941,313

Accumulated net investment loss	$(20,133,010)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	16

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets (continued)
(in U.S. dollars)

For the Year Ended March 31, 2015

Increase in net assets resulting from operations:
Net investment income	$382,253
Net realized gain from investments in Portfolio Funds	1,137,635
Net realized gain from investments in Securities	1,228,713
Net realized loss from investment in Global Equity Long/Short Master Fund	(415,859)
Net realized gain on Securities sold short	2,448
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	6,066,535
Net change in unrealized appreciation/depreciation on investments in Securities	960,168
Net change in unrealized appreciation/depreciation from investment in Global Equity Long/Short Master Fund	(417,742)
Net change in unrealized appreciation/depreciation on Securities sold short	(5,068)
Net increase in assets resulting from operations	8,939,083

Distributions to Shareholders from/in excess of:
Net investment income	(3,372,048)

Capital share transactions:
Subscriptions (representing 13,333.60 Shares)	15,567,714
Redemptions (representing 213.50 Shares)	(248,996)
Distributions reinvested (representing 2,890.75 Shares)	3,372,048
Capital transfers due to De-Spoking (representing 54,165.23 Shares)	62,787,899
Net increase in net assets resulting from capital share transactions	81,478,665

Net increase in net assets	87,045,700

Net assets
Beginning of year (representing 6,833.33 Shares)	7,733,030
End of year (representing 77,009.41 Shares)	$94,778,730

Accumulated net investment loss	$(17,597,645)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	17

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Cash Flows
For the Year Ended March 31, 2016 (in U.S. dollars)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(18,735,606)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investment in Portfolio Funds	(49,191,271)
Purchases of investments in Securities	(46,588,336)
Repurchases of Securities sold short	(2,869,737)
Proceeds from sales of investments in Portfolio Funds	14,385,331
Proceeds from sales of investments in Securities	46,616,370
Proceeds from Securities sold short	3,948,754
Net realized gain from investments in Portfolio Funds	(1,149,951)
Net realized loss from investments in Securities	1,631,184
Net realized gain on Securities sold short	(475,879)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	14,059,225
Net change in unrealized appreciation/depreciation on investments in Securities	2,986,893
Net change in unrealized appreciation/depreciation on Securities sold short	51,219
Changes in operating assets and liabilities:
Decrease in subscriptions to Portfolio Funds made in advance	400,000
Increase in due from Portfolio Funds	(1,909,004)
Increase in prepaid assets	(3,894)
Increase in due from advisor	(9,250)
Decrease in dividends receivable	3,157
Increase in management fees payable	166,077
Increase in accrued expenses and other liabilities	19,961
Decrease in accrued interest payable	(94)
Decrease in due to advisor	(77,840)
Net cash used in operating activities	(36,742,691)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	18

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Cash Flows (continued)
For the Year Ended March 31, 2016 (in U.S. dollars)

Cash flows from financing activities:
Proceeds from advances on line of credit	$24,102,572
Repayment of advances on line of credit	(26,555,751)
Subscriptions (net of change in subscriptions received in advance of $960,000)	41,060,900
Redemptions (net of change in redemptions payable of $804,983)	(317,728)
Net cash provided by financing activities	38,289,993

Net increase in cash and cash equivalents	1,547,302

Cash and cash equivalents
Beginning of year	1,041,898
End of year	$2,589,200

Supplemental disclosure of cash flow information:
Distributions reinvested	$4,515,610

Interest paid	$62,939

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	19

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements
March 31, 2016

1.	Organization and Nature of Business

Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010. The Fund commenced operations on October 3, 2011 (“Commencement of Operations”) and operates pursuant to the Agreement and Declaration of Trust (the “Trust Instrument”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund is structured as a fund-of-funds and its investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. The Fund seeks to achieve this objective primarily by investing in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”), and exchange traded funds, common stocks, and purchased options (collectively, the “Securities”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and equity securities that augment these strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investments portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Portfolio Funds are managed by third-party investment managers (the “Managers”) selected by the investment adviser, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases.

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser. The Advisor also serves as the investment adviser to Morgan Creek Opportunity Offshore Fund, Ltd. (the “Cayman Fund”). The Advisor is responsible for providing day-to-day investment management services to the Funds, subject to the supervision of the Funds’ Board of Trustees (the “Board” or each separately a “Trustee”).

The Board has overall responsibility for overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Fund.

Investors in the Fund (“Shareholders”) are governed by the Trust Instrument and bound by its terms and conditions. The security purchased by a Shareholder is a beneficial interest (a “Share”) in the Fund. All Shares shall be fully paid and are non-assessable. Shareholders shall have no preemptive or other rights to subscribe for any additional Shares.

Investments in the Fund generally may be made only by U.S. persons who are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended and “qualified clients” within the meaning of Rule 205-3 promulgated under the Advisers Act. The Fund may decline to accept any investment in its discretion. The Board (or its designated agent) may admit Shareholders to the Fund from time to time upon the execution by a prospective investor of the appropriate documentation. Shares will be issued at the current net asset value (“NAV”) per Share of the Fund.

morgan creek capital management, llc | annual report to SHAREHOLDERS	20

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders pursuant to written tenders by Shareholders. The Advisor anticipates that it will recommend to the Board to cause the Fund to conduct repurchase offers on a quarterly basis in order to permit the Fund to conduct repurchase offers for Shares. However, there are no assurances that the Board will, in fact, decide to undertake any repurchase offer. The Fund will make repurchase offers, if any, to all Shareholders, on the same terms, which may affect the size of the Fund’s repurchase offers. A Shareholder may determine, however, not to participate in a particular repurchase offer or may determine to participate to a limited degree, which will affect the liquidity of the investment of any investor in the Shareholder. In the event of a tender for redemption, the Fund, subject to the terms of the Trust Instrument and the Fund’s ability to liquidate sufficient Fund investments in an orderly fashion determined by the Board to be fair and reasonable to the Fund and all of the Shareholders, shall pay to such redeeming Shareholder within 90 days the proceeds of such redemption, provided that such proceeds may be paid in cash, by means of in-kind distribution of Fund investments, or as a combination of cash and in-kind distribution of Fund investments. Shares will be redeemed at the current NAV per Share of the Fund.

2.	Summary of Significant Accounting Policies

Basis for Accounting

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Management has determined that the Fund is an investment company in accordance with FASB ASC 946 “Investment Companies” for the purpose of financial reporting.

Investment in the Fund

The Fund is offered on a continuous basis through Morgan Creek Capital Distributors, LLC (the “Distributor”) (formerly known as “Town Hall Capital, LLC”), an affiliate of the Advisor. The initial closing date (“Initial Closing Date”) for the public offering of shares (“Shares”) was October 3, 2011. Shares were offered at an initial offering price of $1,000 per Share, and have been offered in a continuous monthly offering thereafter at the Fund’s then current NAV per Share. The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Selling Agents”), which have agreed to participate in the distribution of the Fund’s Shares.

Valuation of Portfolio Funds and Securities

The Fund carries its investments in Portfolio Funds at fair value in accordance with FASB ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which clarifies the definition of fair value for financial reporting, establishes a hierarchal disclosure framework for measuring fair value and requires additional disclosures about the use of fair value measure.

The NAV of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles described below, or as may be determined from time to time pursuant to policies established by the Advisor. The Fund’s NAV is calculated by State Street Bank & Trust Company, in its capacity as the Fund’s administrator (the “Administrator,” or “State Street”).

morgan creek capital management, llc | annual report to SHAREHOLDERS	21

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

The Board has ultimate responsibility for valuation but has delegated the process of valuing securities for which market quotations are not readily available to the Valuation Committee (the “Committee”). The Committee is responsible for monitoring the Fund’s valuation policies and procedures (which have been adopted by the Board and are subject to Board oversight), making recommendations to the Board on valuation-related matters and ensuring the implementation of the valuation procedures used by the Fund to value securities, including the fair value of the Fund’s investments in Portfolio Funds. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures that are deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Investments in Portfolio Funds held by the Fund are valued as follows:

The Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV in accordance with ASC 820. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the Fund’s measurement date as the fair value of the investments. Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering and governing documents. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ operating documents.

The Advisor’s rationale for the above approach derives from the reliance it places on its initial and ongoing due diligence, which understands the respective controls and processes around determining the NAV with the Managers of the Portfolio Funds. The Advisor has designed an ongoing due diligence process with respect to the Portfolio Funds and their Managers, which assists the Advisor in assessing the quality of information provided by, or on behalf of, each Portfolio Fund and in determining whether such information continues to be reliable or whether further investigation is necessary.

Where no value is readily available from a Portfolio Fund or Securities or where a value supplied by a Portfolio Fund is deemed by the Advisor not to be indicative of its fair value, the Advisor will determine, in good faith, the fair value of the Portfolio Fund or Securities subject to the approval of the Board and pursuant to procedures adopted by the Board and subject to the Board’s oversight. The Advisor values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s Portfolio Funds may differ significantly from the values that would have been used had a ready market for the Portfolio Funds held by the Fund been available.

Investments in Publicly Traded Securities held by the Fund are valued as follows:

The Fund values investments in publicly traded securities, including exchange traded funds, common stocks, securities sold short, and purchased options, that are listed on a national securities exchange at their closing price on the last business day of the period.

morgan creek capital management, llc | annual report to SHAREHOLDERS	22

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

Securities Sold Short

Securities sold short represent obligations of the Fund to deliver the specified security at the future price and, thereby, create a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk since the Fund’s satisfaction of the obligations may exceed the amount recognized in the Statement of Assets and Liabilities. Dividends declared on Securities sold short held on the ex-dividend date are recorded as dividend expense. Interest the Fund is required to pay in connection with Securities sold short is recorded on an accrual basis as interest expense.

Cash and Cash Equivalents

Cash and cash equivalents include cash and time deposits with an original maturity of 90 days or less, and are carried at cost, which approximates fair value.

Income and Operating Expenses

The Fund bears its own expenses including, but not limited to, legal, accounting (including third-party accounting services), auditing and other professional expenses, offering costs, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date and net of foreign withholding taxes. Operating expenses are recorded as incurred.

Recognition of Gains and Losses

Change in unrealized appreciation (depreciation) from each Portfolio Fund and Security is included in the Statement of Operations as net change in unrealized appreciation (depreciation) on investments.

Investment transactions in Portfolio Funds, Securities, and Securities sold short are recorded on a trade date basis. Any proceeds received from Portfolio Fund redemptions and Security sales that are in excess of the Portfolio Fund’s or Security’s cost basis are classified as net realized gain from investments on the Statement of Operations. Any proceeds received from Portfolio Fund redemptions and Security sales that are less than the Portfolio Fund’s and Security’s cost basis are classified as net realized loss from investments on the Statement of Operations. Realized gains and losses from investments in Portfolio Funds and Securities are calculated based on an average cost basis.

Income Taxation

The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on a Portfolio Fund’s or Security’s income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of March 31, 2016. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund’s major tax jurisdictions are the United States, the State of Delaware and the State of North Carolina. As of March 31, 2016, the tax years 2012 to 2015 remain subject to examination.

morgan creek capital management, llc | annual report to SHAREHOLDERS	23

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended March 31, 2016, the Fund deferred to April 1, 2016 for U.S. federal income tax purposes the following losses:

Post-October currency and specified ordinary losses	$(6,953,533)
Post-October short-term capital losses	$(2,261,695)

As of March 31, 2016, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$117,477,786
Gross tax unrealized appreciation	$9,343,655
Gross tax unrealized depreciation	$(14,011,977)
Net tax unrealized appreciation (depreciation) on investments	$(4,668,322)

Distribution of Income and Gains

The Fund declares and pays dividends annually from its net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Fund generally invests its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

The tax character of distributions paid during the year ended March 31, 2016 was as follows:

Distributions paid from:
Ordinary income	$4,397,351
Long-term gain	$118,259

Permanent differences primarily due to the sale of marked-to-market PFICs resulted in the following reclassifications among the Fund’s components of net assets as of March 31, 2016:

Accumulated net investment loss	$3,613,160
Accumulated net realized loss from investments	$(1,785,001)
Net capital	$(1,828,159)

morgan creek capital management, llc | annual report to SHAREHOLDERS	24

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Qualified late year losses	$(9,215,228)
Unrealized appreciation (depreciation)	$(4,724,609)

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions.

3.	Fair Value of Financial Instruments

In accordance with ASC 820, the Fund discloses the fair value of its investments in Portfolio Funds and Securities in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 - Other significant observable inputs; and

Level 3 - Other significant unobservable inputs.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Advisor generally uses the NAV per share of the investment (or its equivalent) reported by the Portfolio Fund as the primary input to its valuation; however, adjustments to the reported amount may be made based on various factors.

A Portfolio Fund’s or Security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Advisor. The Advisor considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market.

In May 2015, the FASB issued Accounting Standards Update 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”), as an amendment to ASC 820. The amendments in ASU 2015-07 apply to reporting entities that elect to measure the fair value of an investment using the net asset value per share (or its equivalent) practical expedient, as the Fund does for its investments in Portfolio Funds. The amendments in ASU 2015-07 remove the requirement to categorize within the fair value hierarchy, as described above, all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the Fund has elected to measure the fair value.

morgan creek capital management, llc | annual report to SHAREHOLDERS	25

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

The amendments in ASU 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the NAV per share practical expedient be removed from the fair value hierarchy in all periods presented in an entity’s financial statements. Earlier application of ASU 2015-07 is permitted. The Advisor has reviewed the requirements of ASU 2015-07 and elected to early adopt its requirements effective October 1, 2015. The Fund will apply the requirements of ASU 2015-07 on a retrospective basis.

All of the Fund’s investments in Securities have been classified within level 1 and Securities sold short have been classified within level 1. Transfers in and/or out of levels are recognized at the date of circumstances that caused the transfer.

The Advisor’s belief of the most meaningful presentation of the strategy classification of the Portfolio Funds and Securities is as reflected on the Schedule of Investments.

Hedge funds such as the Portfolio Funds are generally funds whose shares are issued pursuant to an exemption from registration under the 1940 Act or are issued offshore. The frequency of such subscription or redemption options offered to investors is dictated by such hedge fund’s governing documents. The amount of liquidity provided to investors in a particular Portfolio Fund is generally consistent with the liquidity and risk associated with the Portfolio Funds (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to the investors).

Liquidity of individual hedge funds varies based on various factors and may include “gates,” “holdbacks” and “side pockets” (defined in the Fund’s prospectus) imposed by the manager of the hedge fund, as well as redemption fees which may also apply. These items have been identified as illiquid (“0-5 years”) on the Schedule of Investments.

Assumptions used by the Advisor due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund’s investments in Securities and Securities sold short carried at fair value:

	Assets at Fair Value as of March 31, 2016
	Level 1	Level 2	Level 3	Total
Investments
Securities
Common Stocks – Global Opportunistic	$15,551,179	$—	$—	$15,551,179
Exchange Traded Funds – Global Opportunistic	2,013,009	—	—	2,013,009
Purchased Options – Global Opportunistic	50,600	—	—	50,600
Total Investments	$17,614,788	$—	$—	$17,614,788

morgan creek capital management, llc | annual report to SHAREHOLDERS	26

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

	Liabilities at Fair Value as of March 31, 2016
	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks – Global Opportunistic	$(1,244,880)	$—	$—	$(1,244,880)
Total Securities Sold Short	$(1,244,880)	$—	$—	$(1,244,880)

Total Investments in Portfolio Funds Measured at NAV	$95,194,676

There were no changes in valuation technique and no other transfers between the levels of the fair value hierarchy during the reporting period.

4.	Investments in Portfolio Funds and Securities

The Fund has the ability to liquidate its investments in Portfolio Funds periodically, ranging from monthly to every five years, depending on the provisions of the respective Portfolio Funds’ operating agreements. As of March 31, 2016, the Fund was invested in twenty-two Portfolio Funds. All Portfolio Funds in which the Fund invested are individually identified on the Schedule of Investments. These Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, commodities, other derivatives and other financial instruments.

The Managers of substantially all Portfolio Funds receive an annual management fee from 1% to 2% of the respective Portfolio Fund’s NAV. Management of the Portfolio Funds also receive performance allocations from 15% to 20% of the Fund’s net profit from its investments in the respective Portfolio Funds, subject to any applicable loss carryforward provisions, as defined by the respective Portfolio Funds’ operating agreements.

For the year ended March 31, 2016, aggregate purchases and proceeds from sales of investments in Portfolio Funds and Securities were $97,559,722 and $58,602,521, respectively.

For the year ended March 31, 2016, aggregate repurchases of and proceeds from Securities sold short were $2,869,737 and $3,948,754, respectively.

5.	Offering of Shares

The Fund’s Share activities for the year ended March 31, 2016 were as follows:

Balance as of April 1, 2015	Subscriptions	Redemptions	Distributions Reinvested	Balance as of March 31, 2016
77,009.41	34,987.17	(1,062.61)	3,907.79	114,841.76

morgan creek capital management, llc | annual report to SHAREHOLDERS	27

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

6.	Management Fee, Related Party Transactions and Other

The Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Fund payable to the Advisor, and administration fees, custody fees, and transfer agent fees payable to State Street.

In consideration for its advisory and other services, the Advisor shall receive a quarterly management fee, payable quarterly in arrears based on the NAV of the Fund as of the last business day of such quarter, prior to any quarter-end redemptions, in an amount equal to an annual rate of 1.00% of the Fund’s NAV. The Advisor has voluntarily reduced the management fee to 0.25% of the Fund’s NAV from July 1, 2013 to December 31, 2015 and to 0.75% of the Fund’s NAV effective January 1, 2016. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the Portfolio Funds and indirectly borne by Shareholders in the Fund. For the year ended March 31, 2016, the Fund incurred management fees of $1,128,785, of which $697,932 was reduced by the Advisor and $222,985 was payable to the Advisor as of March 31, 2016.

The Fund has entered into an expense limitation agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 1.35% of the Fund’s average net assets until July 31, 2025. Expenses covered by the expense cap include all of the Fund’s expenses other than (i) acquired fund fees and expenses, (ii) any taxes paid by the Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses). Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the expense cap.

If, in any month during which the investment management agreement is in effect, the estimated annualized total covered operating expenses for the Fund are less than the 1.35% expense limitation, the Advisor shall be entitled to reimbursement by the Fund of the previously reimbursed expenses to the extent that the Fund’s annualized total operating expenses plus the amount so reimbursed does not exceed, for such month, the 1.35% expense limitation. The Advisor will be entitled to reimbursement of all payments remitted by the Advisor to the Fund pursuant to the expense limitation during the previous thirty-six months. During the year ended March 31, 2016, the Fund was required to repay the Advisor $339,747. As of March 31, 2016, previously reimbursed expenses that are subject to repayment to the Advisor were $121,999.

State Street provides accounting and administrative services to the Fund under an administrative services agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is paid a monthly administrative fee at an annual rate of 0.07% of the Fund’s monthly NAV for these services.

State Street also serves as the Fund’s Custodian and Transfer Agent. State Street is entitled to custody fees as reasonable compensation for its services and expenses as agreed upon from time to time between the Fund on behalf of each applicable Portfolio Fund and State Street. Transfer agent fees are payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by State Street on the Fund’s behalf. For the year ended March 31, 2016, the Fund incurred transfer agent fees of $71,203, of which $12,127 were payable as of March 31, 2016.

7.	Credit Agreement

The Fund has entered into a credit agreement with Credit Suisse International that bears interest at the 3M LIBOR plus 1.90%. The average interest rate for the year ended March 31, 2016 was 2.31%. The maximum aggregate principal amount of credit that may be extended to the Fund at any time is $10,000,000 (the “Credit Limit”). The Fund also pays a fee equal

morgan creek capital management, llc | annual report to SHAREHOLDERS	28

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

to 0.80% of the Credit Limit less any outstanding principal amounts (the “Credit Line Fee”). The credit agreement is set to expire on December 23, 2016. The terms of the credit facility include limits on other indebtedness aggregate volatility, minimum net equity and other standard covenants. This credit agreement is not used as leverage, rather to provide bridge financing and meet liquidity needs that may arise. During the year ended March 31, 2016, the Credit Line Fee was $69,219. The average borrowings outstanding for the year ended March 31, 2016 were $1,389,117. As of March 31, 2016, the Fund had an outstanding balance of $66,075 related to fees and interest accrued on the Fund’s line of credit. The credit facility is collateralized by all Portfolio Fund investments of the Fund. As of March 31, 2016, the Fund was in compliance with the covenants of the credit facility.

8.	Risks and Contingencies

The Fund’s investments in Portfolio Funds may be subject to various risk factors including market, credit, currency and geographic risk. The Fund’s investments in Portfolio Funds may be made internationally and thus may have concentrations in such regions. The Fund’s investments in Portfolio Funds are also subject to the risk associated with investing in Portfolio Funds. The Portfolio Funds are generally illiquid, and thus there can be no assurance that the Fund will be able to realize the value of such investments in Portfolio Funds in a timely manner. Since many of the Portfolio Funds may involve a high degree of risk, poor performance by one or more of the Portfolio Funds could severely affect the total returns of the Fund.

Although the Fund’s investments in Portfolio Funds are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

From time to time, the Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Fund. As of March 31, 2016, the Cayman Fund maintains a significant holding in the Fund which represents 50.85% of the Fund’s NAV.

In order to obtain more investable cash, the Portfolio Funds may utilize a substantial degree of leverage. Leverage increases returns to investors if the Managers earn a greater return on leveraged investments than the Managers’ cost of such leverage. However, the use of leverage, such as margin borrowing, exposes the Fund to additional levels of risk including (i) greater losses from investments in Portfolio Funds than would otherwise have been the case had the Managers not borrowed to make the investments in Portfolio Funds, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments in Portfolio Funds where the Portfolio Funds fails to earn a return that equals or exceeds the Managers’ cost of leverage related to such Portfolio Funds.

In the normal course of business, the Portfolio Funds in which the Fund invests may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, leverage, short selling, global tactical asset allocation strategies, event-drive strategies and other related risks pursuant to the Trust Instrument. The Fund’s risk of loss in each Portfolio Fund is limited to the value of the Fund’s interest in each Portfolio Fund as reported by the Fund.

morgan creek capital management, llc | annual report to SHAREHOLDERS	29

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

9.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

morgan creek capital management, llc | annual report to SHAREHOLDERS	30

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

10.	Financial Highlights

The following summary represents per Share data, ratios to average net assets(a) and other financial highlights information for Shareholders:

Per Share operating performance:	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period from October 3, 2011(k) to March 31, 2012
Net asset value per Share, beginning of year/period	$1,230.74	$1,131.66	$1,014.96	$1,013.44	$1,000.00

Net investment income (loss) (b)	(17.23)	7.32	146.67	73.91	18.83
Net realized and unrealized gain (loss) from investments in Portfolio Funds and Securities	(152.80)	138.27	102.76	(29.37)	29.40
Net increase (decrease) resulting from operations	(170.03)	145.59	249.43	44.54	48.23

Distributions in excess of investment income	(42.43)	(46.51)	(132.73)	(43.02)	(34.79)

Net asset value per Share, end of year/period	$1,018.28	$1,230.74	$1,131.66	$1,014.96	$1,013.44

Total return (c)	(14.22%)	13.09%	24.99%	4.55%	4.96%

Ratio of total expenses to average net assets (d)(h)(i)	1.86%	1.95%	3.10%	21.37%	176.99%

Ratio of total expenses after repayment of expense reimbursement and management fee reduction (d)(e)(i)	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets (f)(j)	(1.48%)	0.62%	13.32%	7.36%	1.87%

Portfolio turnover (g)	54.37%	43.62%	71.64%	40.01%	27.73%

Net assets, end of year/period (in 000’s)	$116,941	$94,779	$7,733	$2,390	$166

(a)

Average net assets is calculated using the average net asset value of the Fund at the end of each month throughout the year. The impact of the De-Spoking Transaction is included in the net asset value of the Fund at June 30, 2014.

(b)	Calculated based on the average Shares outstanding methodology.
(c)

Total return assumes a subscription of a Share in the Fund at the beginning of the year/period indicated and a repurchase of a Share on the last day of the period, and assumes reinvestment of all distributions during the period when owning Shares of the Fund. Total return is not annualized for periods less than twelve months.

(d)

The ratio for the year ended March 31, 2015 includes expenses of the Fund prior to July 1, 2014 and does not include expenses of the Global Equity Long/Short Master Fund. Ratio is annualized for periods less than twelve months.

(e)	The Fund did not have management fee reductions prior to July 1, 2014.
(f)

The ratio for the year ended March 31, 2015 includes income and expenses of the Fund prior to July 1, 2014 and does not include expenses of the Global Equity Long/Short Master Fund. Ratio is annualized for periods less than twelve months.

(g)	The portfolio turnover rate reflects the investment activities of the Fund. Portfolio turnover rate is not annualized for periods less than twelve months.
(h)	Represents a percentage of expenses reimbursed per the prospectus.
(i)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ expenses.
(j)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ income and expenses.

(k) Commencement of operations.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

morgan creek capital management, llc | annual report to SHAREHOLDERS	31

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2016

11.	Subsequent Events

Management has determined that there are no material events requiring additional disclosures in the financial statements through the date the financial statements were issued.

morgan creek capital management, llc | annual report to SHAREHOLDERS	32

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
William C. Blackman 1946	Trustee	Since 2010	Shareholder of Blackman & Sloop (accounting firm) from since prior to 2010 to June 2008.	2 Funds	None
Michael S. McDonald 1966	Trustee	Since 2010	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	2 Funds	None
Sean S. Moghavem 1964	Trustee	Since 2010

President of Archway Holdings Corp. since prior to 2010 to present; President of URI Health and Beauty LLC since prior to 2010 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.

				2 Funds	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2010

Mr. Yusko has been Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.

				2 Funds	None
Josh Tilley 1977	Trustee, Principal	Since 2015

Mr. Tilley has been Principal of Investments at Morgan Creek Capital Management, LLC since July 2004. Previously, Mr. Tilley served as an associate for UNC Management Company, LLC from 2003-2004 where he was responsible for manager research and due diligence and overall portfolio strategy and tactical asset allocation decisions.

				2 Funds	None

(1)	The address for the Fund’s Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.
(2)	Trustees serve until their resignation, removal or death.
(3)

The information above includes each Trustee’s principal occupation during the last five years. The Fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call the Fund at 1-919-933-4004.

(4)	Mr. Yusko and Mr. Tilley are “interested persons,” as defined in the 1940 Act, of the Fund based on their position with Morgan Creek Capital Management, LLC and its affiliates.

morgan creek capital management, llc | annual report to SHAREHOLDERS	33

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2010

Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2011	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.
David K. James 1970	Secretary	Since 2010	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 to present).

morgan creek capital management, llc | annual report to SHAREHOLDERS	34

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Portfolio Funds and Securities; and (2) how the Fund voted proxies relating to Portfolio Funds and Securities during the most recent period ended March 31 is available without charge, upon request, by calling the Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

morgan creek capital management, llc | annual report to SHAREHOLDERS	35

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited)

The Board met at an in-person meeting on December 7, 2015. Matters bearing on the Fund’s investment management agreement (the “Agreement”) with the Advisor were considered. The Trustees received information relating to the Agreement derived from a number of sources and covering a range of issues. At the meeting, the Board, including a majority of the Independent Trustees, unanimously voted to approve the Agreement with Morgan Creek for the Fund for an additional period ending December 31, 2016.

In considering the approval of the Agreement, the Independent Trustees requested and evaluated extensive materials from Morgan Creek and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by Morgan Creek; (b) the breadth and experience of the investment management and research staff of Morgan Creek; (c) financial information for Morgan Creek; (d) marketing and distribution support to be provided by Morgan Creek to the Fund; (e) the current Form ADV of Morgan Creek; (f) the expected profitability report of Morgan Creek with respect to the Fund; (g) the fees charged to other clients relative to fees charged to the Fund by Morgan Creek; and (h) the resources devoted to compliance with the Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form Morgan Creek’s portions of the Fund’s compliance program and (v) Morgan Creek’s responsibilities overseeing the Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to Morgan Creek, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Fund; commitment for a period of time to provide contractual expense cap to the Fund; potential benefits to Morgan Creek from its relationship to the Fund, including revenues to be derived from services provided to the Fund by its affiliates, if any; and potential benefits to the Fund and its shareholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Fund for the 3-month, 6-month, one-year, and two-year periods ended September 30, 2015, and since the Fund’s inception. The Board noted that the net total return performance of the Institutional Fund outperformed the performance of the peer group selected by Lipper.

The Independent Trustees also reviewed the Institutional Fund’s performance compared to the performance of its benchmark index, the MSCI World Index for various time periods.

The Board recognized a number of factors that contributed to the difference in performance of the Institutional Fund compared to its peer funds including the fact that many funds in the peer group could be characterized as being more “market directional,” while many of the underlying funds that the Institutional Fund owns utilize hedging strategies or strategies that perform better when markets are less one directional. The Board noted the strong, upward performance of global equity markets over the relative periods. The Board further noted the challenges of finding a statistically significant sample size of peer funds with long/short strategies that are similar to the Institutional Fund, noting that the managers of such funds differ in terms of style, structure and sector focus.

morgan creek capital management, llc | annual report to SHAREHOLDERS	36

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited) (continued)

Management Fees and Total Expense Ratios. The Board discussed with Morgan Creek the level of the advisory fee for the Institutional Fund relative to comparable funds as determined by Lipper. In addition to the management fee, the Board also reviewed the Institutional Fund’s total expense ratio and compared it to the Lipper data of the Institutional Fund’s peers. The Board noted that the fees were within range of funds with similar investment objectives and strategies. The Board reviewed the management fee charged to the Institutional Fund, for the fiscal year ended on March 31, 2015 and compared it to the Lipper data of the Institutional Fund’s peers, which was included in the Board Book. The Board reviewed the total expenses of the Institutional Fund and compared it to the Lipper data of the Institutional Fund’s peers.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of Morgan Creek, the Board considered the revenues earned and expenses incurred by Morgan Creek. As to profits realized by Morgan Creek, the Board reviewed information regarding its income and expenses related to the management and operation of the Fund. The Board concluded that Morgan Creek has adequate resources to fulfill its responsibilities under the Agreements. The Board noted that to date the Adviser has not been profitable with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Trustees noted that the assets of the Fund were still too small to meaningfully consider economies of scale and the necessity of breakpoints. Nevertheless, the Board recognized that the Fund benefited and will continue to benefit from expense caps and fee waivers with respect to its management fee.

Fall-Out Benefits. The Board concluded that other benefits derived by Morgan Creek from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by Morgan Creek and found them to be of high-quality and in the best interests of the Fund. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of Morgan Creek who provide the administrative and advisory services to the Funds. The Trustees also concluded that Morgan Creek continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Conclusion. The Independent Trustees concluded that Morgan Creek is a highly experienced investment manager and its key personnel are highly qualified to continue to serve as investment adviser to the Fund. The Independent Trustees also concluded that the Fund’s expense ratio and profitability to Morgan Creek of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time as the Fund is relatively small in terms of assets. The Independent Trustees determined that the potential profitability of ancillary services was not material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend the approval of the Investment Management Agreement to the full Board.

morgan creek capital management, llc | annual report to SHAREHOLDERS	37

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Privacy Notice

FACTS

WHAT DO MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND (THE “FUND”) AND MORGAN CREEK SERIES TRUST (THE “TRUST” AND COLLECTIVELY WITH THE FUND, THE “FUND COMPLEX”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and other information we receive from you on applications or other forms

●    Information about your transactions with us and our service providers, or others

●    Information we receive from consumer reporting agencies (including credit bureaus)

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy polices and practices described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund Complex chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Complex share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	No
For our affiliates to market to you	No	No
For non-affiliates to market to you	No	No

Questions?	Call (919) 933-4004 or go to http://www.morgancreekfunds.com/privacy-notice.html

morgan creek capital management, llc | annual report to SHAREHOLDERS	38

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Privacy Notice (continued)

Who we are
Who is providing this notice?	Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”), Morgan Creek Series Trust (the “Trust” and collectively with the Fund, the “Fund Complex”)
What we do
How does the Fund Complex protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does the Fund Complex collect my personal information?

We collect your personal information, for example, when you:

●    open an account

●    purchase or sell shares

●    exchange shares

We also collect your personal information from others, such as credit bureaus.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Fund Complex:

●    Morgan Creek Capital Management, LLC

●    Morgan Creek Capital Distributors, LLC

●    Hatteras Investment Partners, LLC

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Fund Complex and we may share your personal information as part of their everyday services to the Fund Complex.

●    State Street Bank and Trust Company

●    Gemini Fund Services, LLC

●    Northern Lights Distributors, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund Complex does not have any joint marketing agreements.

Other important information

In the event that you hold shares of the Fund Complex through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

morgan creek capital management, llc | annual report to SHAREHOLDERS	39

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Morgan Creek Global Equity Long/Short Institutional Fund

301 West Barbee Chapel Road, Suite 200

Chapel Hill, NC 27517

Trustees

William C. Blackman

Michael S. McDonald

Sean S. Moghavem

Mark W. Yusko

Joshua Tilley

Officers

Mark B. Vannoy

Taylor Thurman

David K. James

Advisor

Morgan Creek Capital Management, LLC

301 West Barbee Chapel Road, Suite 200

Chapel Hill, NC 27517

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

100 N. Tryon Street, Suite 3800

Charlotte, NC 28202

Legal Counsel

Thompson Hine LLP

1919 M Street, NW

Suite 700

Washington, D.C. 20036

morgan creek capital management, llc | annual report to SHAREHOLDERS	41

Item 2. Code of Ethics.

(a)  Morgan Creek Global Equity Long/Short Institutional Fund (the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Registrant’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

(c)  There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)  The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)  The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is William Blackman. Mr. Blackman has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees. The aggregate Audit Fees of the Registrant’s independent public accountant for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ended March 31, 2015, were $91,000 and for the fiscal year March 31, 2016, were $81,000.

(b)   Audit-Related Fees. The aggregate Audit-Related Fees of the Registrant’s independent public accountant for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the Registrant, as cited within paragraph (e)(2) of this Item, for the fiscal year ended March 31, 2015, were $6,600 and for the fiscal year March 31, 2016, were $6,600. The 2015 and 2016 fees were for consent letters for SEC filings.

(c)   Tax Fees. The aggregate Tax Fees of the Registrant’s independent public accountant for professional services rendered for tax compliance, tax advice, and tax planning services, which included the review of federal and state income tax returns and the review of the federal excise tax returns, for the fiscal year ended March 31, 2015, were $13,100 and for the fiscal year March 31, 2016, were $10,500.

      Fees included in the Tax Fees category comprise all services performed by professional staff in the independent public accountant’s tax division except those services related to the audit.

(d)  All Other Fees. The aggregate Other Fees of the Registrant’s independent public accountant for all other non-audit services rendered to the Registrant for the fiscal year ended March 31, 2015, were $0 and for the fiscal year March 31, 2016, were $0.

(e)(1) Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountant. Specifically, the Audit Committee will be responsible for evaluating the provision of non‑audit services to be provided to the registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any pre-approval requests submitted by the independent public accountant as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent public accountant to provide any services (other than prohibited non-audit services) including the fees and compensation to be paid to the independent public accountant.

(e)(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no fees billed for services provided to the Registrant, described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to Morgan Creek Capital Management, LLC, the investment adviser to the Registrant (the “Advisor”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years of Registrant, was $0.

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered by the independent public accountant to the Advisor and the Advisor’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the U.S. Securities and Exchange Commission (“SEC”), regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The Registrant has delegated to the Advisor the voting of proxies relating to the Registrant’s portfolio securities. The policies and procedures used by the Advisor to determine how to vote proxies relating to the Registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the Advisor or any of its affiliates, are contained in the Advisor’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of March 31, 2015, the portfolio manager of the Registrant is:

Mark W. Yusko
Chief Investment Officer and Chief Executive Officer
Portfolio Manager
Investment experience: 23 years
Mr. Yusko is Chief Investment Officer and Chief Executive Officer of the Advisor since July 2004. Prior to forming the Advisor, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004. Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office. He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

(a)(2) The Portfolio Manager, who is primarily responsible for the day-to-day management of the Registrant and the Morgan Creek Series Trust (together with the Registrant, the “Fund Complex”), also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2016: (i) the number of other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such vehicles and accounts; and (ii) the number and total assets of such vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (billions)	Number	Total Assets (billions)	Number	Total Assets (billions)
Mark W. Yusko	7	$0.9	32	$1.4	12	$1.2	(1)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)
Mark W. Yusko	5	$0.72	28	$1.4	6	$0.5	(1)

(1)
Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC and is a member of the investment committee of the Hatteras Core Alternatives Fund. $280 million included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by the Portfolio Manager.

Conflicts of Interest:

The Advisor engages in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisor engages in activities in which the Advisor's interests or the interests of its clients may conflict with the interests of the Registrant or its shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisor can give no assurance that any conflicts of interest will be resolved in favor of the Registrant or its shareholders.

The Portfolio Manager is responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. The Portfolio Manager may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest including those relating to cross trading and the allocation of investment opportunities.

Transactions by the Advisor — The Advisor may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Registrant. Such an opportunity could include a business that competes with the Registrant or a Portfolio Fund in which the Registrant has invested or proposes to invest.

From time to time, the Advisor may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Registrant. Due to the conflicts of interest involved and in accordance with applicable law, the Advisor will not make any investment for the Registrant in any Portfolio Fund that is managed by an affiliate of the Advisor. Accordingly, there may be investments that are unavailable to the Registrant due to the manager's affiliation with the Advisor. Further, in the event that the Advisor acquires a business or investment manager that is a manager of any Portfolio Fund, the Advisor may need to liquidate any investment by the Registrant in a Portfolio Fund managed by such affiliated investment manager.

In addition, the Advisor may have other relationships with Portfolio Funds or Managers which may not result in the Advisor directly or indirectly controlling, being controlled by, or being under common control with, such Portfolio Funds or Managers. These relationships may include distribution or intermediary relationships with Portfolio Funds, strategic or principal investments in Portfolio Funds or their Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Registrant may invest in one or more such Portfolio Funds or with one or more such Managers. In such circumstances, the management fee and the incentive fee charged by any such Portfolio Fund or Manager may still apply.

The Advisor's Asset Management Activities — The Advisor conducts a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisor's investment management activities may present conflicts if the Registrant and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Portfolio Funds — From time to time, a Portfolio Fund may seek the approval or consent of its investors in connection with certain matters relating to the Portfolio Fund. In such a case, the Advisor has the right to vote in its sole discretion the Registrant's interest in the Portfolio Fund. The Advisor considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisor and its affiliates on the one hand, and the Managers and affiliates of the Portfolio Funds on the other hand, other than as a result of the Registrant' investment in a Portfolio Fund. As a result of these existing business relationships, the Advisor may face a conflict of interest acting on behalf of the Registrant and its shareholders.

Portfolio Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor whether holdings of the Portfolio Funds cause the Registrant to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Registrant may need to hold its interest in a Portfolio Fund in non-voting form. Additionally, in order to avoid becoming subject to certain prohibitions under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to affiliated transactions, the Registrant intends to own less than 5% of the voting securities of each Portfolio Fund. This limitation on owning voting securities is intended to ensure that a Portfolio Registrant is not deemed an "affiliated person" of the Registrant for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Registrant and other clients of the Advisor. To limit its voting interest in certain Portfolio Funds, the Registrant may enter into contractual arrangements under which the Registrant irrevocably waives its rights (if any) to vote its interest in a Portfolio Fund. The Registrant will not receive any consideration in return for entering into a voting waiver arrangement. Other Portfolio Funds or accounts managed by the Advisor may also waive their voting rights in a particular Portfolio Fund. Subject to the oversight of the Registrant's Board, the Advisor will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Advisor in the particular Portfolio Fund. These voting waiver arrangements may increase the ability of the Registrant to invest in certain Portfolio Funds. However, to the extent the Registrant contractually foregoes the right to vote the securities of a Portfolio Fund, the Registrant will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including matters adverse to the Registrant's interests. This restriction could diminish the influence of the Registrant in a Portfolio Fund, as compared to other investors in the Portfolio Fund (which could include other Portfolio Funds or accounts managed by the Advisor, if they do not waive their voting rights in the Portfolio Fund), and adversely affect the Registrant' investment in the Portfolio Fund, which could result in unpredictable and potentially adverse effects on the Registrant’s shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Registrant owns less than 5% of the voting securities of a Portfolio Fund. In these circumstances, transactions between the Registrant and a Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Registrant has entered into a voting waiver arrangement.

Client Relationships — The Advisor and its affiliates may have relationships with sponsors and managers of Portfolio Funds, corporations and institutions. In providing services to its clients and the Registrant, the Advisor may face conflicts of interest with respect to activities recommended to or performed for, such clients on the one hand, and the Registrant, the Registrant’s shareholders and/or the Portfolio Funds on the other hand. The Advisor may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Registrant, whether to or from a client of the Advisor, and in connection with the consideration offered by, and obligations of, such client of the Advisor in such transactions. In such cases, the Advisor will owe fiduciary duties to the client of the Advisor that may make the Advisor's interest adverse to that of the Registrant. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Registrant.

Diverse Membership; Relationships with Shareholders — The Registrant’s shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Registrant. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Registrant and/or Portfolio Funds, the structuring of the acquisition of investments of the Registrant, and the timing of disposition of investments. This structuring of the Registrant' investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisor, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders' individual tax situations. In selecting Portfolio Funds for the Registrant, the Advisor considers the investment and tax objectives of the Registrant as a whole, not the investment, tax or other objectives of any shareholder individually.

Brokerage Activities — The Advisor will be authorized to engage in transactions in which it acts as a broker for the Registrant and for another person on the other side of the transaction. In any such event, the Advisor may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. The Advisor may also act as agent for the Registrant, Portfolio Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Registrant, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Registrant sold its securities separately from the Advisor's other clients.

Related Funds — Conflicts of interest may arise for the Advisor in connection with certain transactions involving investments by the Registrant in Portfolio Funds, and investments by other funds advised by the Advisor, or sponsored or managed by the Advisor, in the same Portfolio Funds. Conflicts of interest may also arise in connection with investments in the Registrant by other funds advised or managed by the Advisor or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisor or an affiliate may determine that an investment in a Portfolio Registrant is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Registrant. Situations also may arise in which the Advisor, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Registrant but, for various reasons, were not pursued by, or available to, the Registrant. The investment activities of the Advisor, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Registrant in certain situations if, among other reasons, the investment activities limit the Registrant' ability to invest in a particular Portfolio Fund.

Management of the Fund — Personnel of the Advisor or its affiliates will devote such time as the Advisor, the Registrant and their affiliates, in their discretion, deem necessary to carry out the operations of the Registrant effectively. Officers, principals, and employees of the Advisor and its affiliates will also work on other projects for the Advisor and its other affiliates (including other clients served by the Advisor and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates. The Advisor has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Advisor seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Advisor has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation:

Mr. Mark W. Yusko has significant day-to-day duties in the management of the Registrant, including providing analysis and recommendations on asset allocation and Portfolio Fund selection. Mr. Yusko owns equity interests in the Advisor, which pays him a base salary and he may receive a bonus, and the Advisor is obligated to make distributions of profits to him, as well as the other members, on an annual basis.

(a)(4) Ownership of Securities:

The following table sets forth, for the portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of March 31, 2016.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark. W. Yusko (b) Not applicable.	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 C.F.R. 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 C.F.R. 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)  The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures, as of a date within 90 days of the filing date of this Form N-CSR.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Registrant’s investment adviser are attached hereto in response to Item 7.

(b)   The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee
Date:	June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee
Date:	June 3, 2016

By:	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer
Date:	June 3, 2016